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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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       Date of Report (Date of Earliest Event Reported): November 12, 2003

                          UNITED INDUSTRIAL CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


           1-4252                                       95-2081809
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  (Commission File Number)                 (I.R.S. Employer Identification No.)


 124 INDUSTRY LANE, HUNT VALLEY, MD                       21030
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(Address of Principal Executive offices)                (Zip Code)

                                 (410) 628-3500
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               (Registrant's Telephone Number, Including Area Code

                    570 LEXINGTON AVENUE, NEW YORK, NY 10022
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          (Former Name or Former Address, if changed Since Last Report)

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ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                     (c) Exhibits.
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                     99.1 Press Release, dated November 12, 2003, announcing the Registrant's financial results for the quarter ended September 30, 2003.

ITEM 12.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

           The information set forth in the press release issued by the Registrant announcing financial results for the quarter ended September 30, 2003, attached hereto as Exhibit 99.1, is incorporated herein by reference.

                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            United Industrial Corporation


Date:      November 12, 2003                By: /s/ James H. Perry
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                                                James H. Perry
                                                Chief Financial Officer,
                                                Vice President and Treasurer

                                  EXHIBIT INDEX

Exhibit No.         Exhibit
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99.1 Press Release, dated November 12, 2003, announcing the Registrant's financial results for the quarter ended September 30, 2003.